                                                                     Exhibit 3.8

                       CERTIFICATE OF LIMITED PARTNERSHIP

Pursuant to the provisions of the Connecticut Revised Uniform Limited Partnership Act, the undersigned general partners hereby form the limited partnership named below:

1.       The name of the limited partnership is

______________________________________________________.

2.       The address of the office at which records are required to be kept by
         Section 34-13b is:

_____________________________________________________________________________

_____________________________________________________________________________

3. The name and address of the agent for service of process if CT Corporation System, One Commercial Plaza, Hartford, Connecticut 06103.

4.       The name and business address of each general partner is:

         Name of General Partner                   Business Address

         __________________________                _________________________

                                                   _________________________

         __________________________                _________________________

                                                   _________________________

         __________________________                _________________________

                                                   _________________________

5.       The latest date upon which the limited partnership is to dissolve is
         ________________.

6.       Any other matters the general partners agree to include are:
         ______________________

____________________________________________________________________________.

Executed by all general partners, this ___ day of ___________, _____________.

(I) (We) hereby declare, under the penalties of false statement that the facts states herein are true.

                                         ___________________________________

                                         ___________________________________

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ACCEPTANCE OF APPOINTMENT AS STATUTORY AGENT FOR SERVICE OF PROCESS

We, CT Corporation System, hereby accept the appointment to serve as statutory agent for service of process in Connecticut for the limited partnership herein named.

Date:_____________________                  CT Corporation System

                                            By:___________________________











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